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                      AMERICAN NATIONAL INSURANCE COMPANY

                           Variable Annuity Contracts
              American National Variable Annuity Separate Account

    Supplement dated September 1, 2001, to the Prospectus dated May 1, 2001

The following information supplements the prospectus for the American National Variable Annuity Separate Account Variable Annuity Contracts prospectus:

Securities Management and Research, Inc. ("SM&R"), the investment adviser and manager for the American National Government Bond Portfolio, has voluntarily agreed to reimburse the Government Bond Portfolio for total operating expenses in excess of 0.35% of average daily net assets. This reimbursement will continue until December 31, 2002. SM&R is under no obligation to renew this reimbursement at the end of such period.

As a result of this reimbursement, the expense examples for the Non-qualified Deferred Annuity Contract of the American National Government Bond Portfolio on pages 17 and 18 of the prospectus will also change. On page 17 in the example which assumes a surrender of the contract, the 1-year, 3-years, 5- years and 10 years expenses for the American National Government Bond Portfolio will be $83, $116, $138 and $213 respectively. On page 18, in the example which assumes that there has not been a surrender of the contract, the 1-year, 3-years, 5-years and 10-years expenses for the American National Government Bond Portfolio will be $18, $57, $98 and $213 respectively.

As a result of this reimbursement, the expense examples for the Qualified Deferred Annuity Contract of the American National Government Bond Portfolio on pages 19 and 20 of the prospectus will also change. On page 19 in the example which assumes a surrender of the contract, the 1-year, 3-years, 5- years and 10 years expenses for the American National Government Bond Portfolio will be $84, $118, $140 and $218 respectively. On page 20, in the example which assumes that there has not been a surrender of the contract, the 1-year, 3-years, 5-years and 10-years expenses for the American National Government Bond Portfolio will be $19, $58, $100 and $218 respectively.

                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE


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